UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2022

MITESCO, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-53601	87-0496850
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Highway 100 South, Suite 432 St. Louis Park, MN 55416
(Address of principal executive offices) (Zip Code)

(844) 383-8689

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Cavalry Exchange Agreement

On October 5, 2022, Mitesco, Inc. (the “Company”) entered into an exchange agreement (the “Cavalry Exchange Agreement”) with Cavalry Fund I LP (“Cavalry”). In connection with the Cavalry Exchange Agreement, on October 5, 2022, the Company issued a 10% promissory note to Cavalry (the “Cavalry Note”), of which the Company received gross proceeds of $500,000 (the “Cavalry Principal Amount”)

Pursuant to the Calvary Exchange Agreement, Cavalry shall exchange (the “Cavalry Exchange”) (a) 1,000,000 shares of the Company’s Series C Convertible Preferred Stock (the “Series C Shares”), (b) 750,000 shares of the Company’s Series D Convertible Preferred Stock (the “Series D Shares”), and (c) amounts owing under the Cavalry Note, for a number of Series E Convertible Preferred Stock (the “Series E Shares”) equal to 150% of the principal amount of the Cavalry Note, plus 150% of the stated value of the Series C Shares and Series D Shares (the "Series E Exchange Value").

The Cavalry Exchange shall occur on the date of the Company’s listing of its common stock on a national securities exchange. Cavalry shall surrender to the Company the Series C Shares and Series D Shares owned by it and as well as the Cavalry Note. Upon such surrender, the Company shall issue to Cavalry a number of Series E Shares equal to the Series E Exchange Value.

Cavalry Promissory Note

The maturity date of the Cavalry Note is December 31, 2022. If the Company successfully lists its shares of common stock on any of The New York Stock Exchange, the NYSE American, the Nasdaq Global Select Market, the Nasdaq Global Market, or the Nasdaq Capital Market on or before December 10, 2022, the Cavalry Principal Amount shall convert into Series E Shares pursuant to the Cavalry Exchange Agreement.

If and only if the Cavalry Principal Amount is not converted into Series E Shares pursuant to the term of the Cavalry Note, the unpaid Cavalry Principal Amount shall bear interest at 10% per annum, which interest shall be accrued on a monthly basis and which shall have been deemed to have been accruing from the issue date of the Cavalry Note. Following an event of default, as defined in the Cavalry Note, the principal amount shall bear interest for each day until paid, at a rate per annum equal to the lesser of the maximum interest permitted by applicable law and 18%.

The Cavalry Note contains a “most favored nations” clause that provides that, so long as the Cavalry Note is outstanding, if the Company issues any new security, which Cavalry reasonably believes contains a term that is more favorable than those in the Cavalry Note, the Company shall notify Cavalry of such term, and such term, at the option of Cavalry, shall become a part of the Cavalry Note.

Mercer Exchange Agreement

On October 7, 2022, the Company entered into an exchange agreement (the “Mercer Exchange Agreement”) with Mercer Street Global Opportunity Fund, LLC (“Mercer”). In connection with the Mercer Exchange Agreement, on October 7, 2022, the Company issued a 10% promissory note to Mercer (the “Mercer Note”), of which the Company received gross proceeds of $300,000 (the “Mercer Principal Amount”).

Pursuant to the Mercer Exchange Agreement, Mercer shall exchange (the “Mercer Exchange”) (a) 47,619 shares of the Company’s Series C Convertible Preferred Stock (the “Series C Shares”), (b) 750,000 shares of the Company’s Series D Convertible Preferred Stock (the “Series D Shares”), and (c) amounts owing under the Mercer Note, for a number of Series E Convertible Preferred Stock (the “Series E Shares”) equal to 150% of the principal amount of the Mercer Note, plus 150% of the stated value of the Series C Shares and Series D Shares (the "Series E Exchange Value").

The Mercer Exchange shall occur on the date of the Company’s listing of its common stock on a national securities exchange. Mercer shall surrender to the Company the Series C Shares and Series D Shares owned by it and as well as the Mercer Note. Upon such surrender, the Company shall issue to Mercer a number of Series E Shares equal to the Series E Exchange Value.

Mercer Promissory Note

The maturity date of the Mercer Note is December 31, 2022. If the Company successfully lists its shares of common stock on any of The New York Stock Exchange, the NYSE American, the Nasdaq Global Select Market, the Nasdaq Global Market, or the Nasdaq Capital Market on or before December 10, 2022, the Mercer Principal Amount shall convert into Series E Shares pursuant to the Mercer Exchange Agreement.

If and only if the Mercer Principal Amount is not converted into Series E Shares pursuant to the term of the Mercer Note, the unpaid Mercer Principal Amount shall bear interest at 10% per annum, which interest shall be accrued on a monthly basis and which shall have been deemed to have been accruing from the issue date of the Mercer Note. Following an event of default, as defined in the Mercer Note, the principal amount shall bear interest for each day until paid, at a rate per annum equal to the lesser of the maximum interest permitted by applicable law and 18%.

The Mercer Note contains a “most favored nations” clause that provides that, so long as the Mercer Note is outstanding, if the Company issues any new security, which Mercer reasonably believes contains a term that is more favorable than those in the Mercer Note, the Company shall notify Mercer of such term, and such term, at the option of Mercer, shall become a part of the Mercer Note.

Pinz Exchange Agreement

On October 10, 2022, the Company entered into an exchange agreement (the “Pinz Exchange Agreement”) with Pinz Capital Special Opportunities Fund LP (“Pinz”). In connection with the Pinz Exchange Agreement, on October 10, 2022, the Company issued a 10% promissory note to Pinz (the “Pinz Note”), of which the Company received gross proceeds of $30,000 (the “Pinz Principal Amount”).

Pursuant to the Pinz Exchange Agreement, Pinz shall exchange (the “Pinz Exchange”) (a) 100,000 shares of the Company’s Series D Convertible Preferred Stock (the “Series D Shares”), and (b) amounts owing under the Pinz Note, for a number of Series E Convertible Preferred Stock (the “Series E Shares”) equal to 150% of the principal amount of the Pinz Note, plus 150% of the stated value of the Series D Shares (the "Series E Exchange Value").

The Pinz Exchange shall occur on the date of the Company’s listing of its common stock on a national securities exchange. Pinz shall surrender to the Company the Series D Shares owned by it and as well as the Pinz Note. Upon such surrender, the Company shall issue to Pinz a number of Series E Shares equal to the Series E Exchange Value.

Pinz Promissory Note

The maturity date of the Pinz Note is December 31, 2022. If the Company successfully lists its shares of common stock on any of The New York Stock Exchange, the NYSE American, the Nasdaq Global Select Market, the Nasdaq Global Market, or the Nasdaq Capital Market on or before December 10, 2022, the Pinz Principal Amount shall convert into Series E Shares pursuant to the Pinz Exchange Agreement.

If and only if the Pinz Principal Amount is not converted into Series E Shares pursuant to the term of the Pinz Note, the unpaid Pinz Principal Amount shall bear interest at 10% per annum, which interest shall be accrued on a monthly basis and which shall have been deemed to have been accruing from the issue date of the Pinz Note. Following an event of default, as defined in the Pinz Note, the principal amount shall bear interest for each day until paid, at a rate per annum equal to the lesser of the maximum interest permitted by applicable law and 18%.

The Pinz Note contains a “most favored nations” clause that provides that, so long as the Pinz Note is outstanding, if the Company issues any new security, which Pinz reasonably believes contains a term that is more favorable than those in the Pinz Note, the Company shall notify Pinz of such term, and such term, at the option of Pinz, shall become a part of the Pinz Note.

This summary is not a complete description of all of the terms of the Cavalry Note, the Cavalry Exchange Agreement, the Mercer Note, the Mercer Exchange Agreement, the Pinz Note and the Pinz Exchange Agreement and is qualified in its entirety by reference to the full text of the Cavalry Note, the Cavalry Exchange Agreement, the Mercer Note, the Mercer Exchange Agreement, the Pinz Note and the Pinz Exchange Agreement, forms of which are filed as Exhibit 4.1 and 10.1, respectively hereto, which is incorporated by reference into this Item 1.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

To the extent required by this Item 2.03, the information contained in Item 1.01 is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

To the extent required by this Item 3.02, the information contained in Item 1.01 is incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

To the extent required by this Item 3.03, the information contained in Item 1.01 is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 4, 2022, the Company filed a Certificate of Correction with the Delaware Secretary of State (the "Certificate of Correction") to correct a typographical error contained in the Certificate of Designation of Powers, Preferences and Rights of Series D Convertible Preferred Stock (the “Series D”) filed with the Delaware Secretary of State on October 15, 2021, which inadvertently referred to the conversion of Series D to shares of Common Stock at a request of the underwriters in Section 5(c)(i)(2) of the Certificate of Designations, to clarify and correct that the Series D shall automatically convert into shares of Common Stock at the Conversion Price without any further action on the part of the Company or the holder of such Series D (the “Holder”) upon (i) the closing of an underwritten offering of at least $10 million of the Company’s securities or (ii) a listing of the Company’s Common Stock on a national securities exchange, and the Holders shall have no further rights as a Holder.

The foregoing description of the Certificate of Correction does not purport to be complete and is qualified in its entirety by reference to the Certificate of Correction, a copy which is filed as Exhibit 3.1, to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1*	State of Delaware Certificate of Correction dated October 4, 2022
4.1*	Form Promissory Note dated October 7, 2022
10.1*	Form Exchange Agreement, dated October 7, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 12, 2022	MITESCO, INC.

	By:	/s/ Lawrence Diamond
Lawrence Diamond
Chief Executive Officer